Exhibit 10.2

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This First Amendment to the Loan and Security Agreement (defined below) (this “Amendment”), dated as of December 23, 2016 (the “Effective Date”), is entered into by and between NOVOCURE LIMITED, a company incorporated under the Companies (Jersey) Law, 1991 (as amended) (“Borrower”) and BIOPHARMA SECURED INVESTMENTS III HOLDINGS CAYMAN LP, a Cayman Islands exempted limited partnership (“Lender”).

RECITALS

WHEREAS, Borrower and Lender have entered into that certain Loan and Security Agreement, dated as of January 7, 2015, (the “Loan and Security Agreement”).  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan and Security Agreement; and

WHEREAS, in accordance with Section 12.5(a) of the Loan and Security Agreement, Borrower and Lender desire to amend the Loan and Security Agreement on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and intending to be legally bound by this Amendment, the undersigned hereby agrees and declares as follows:

SECTION 1.Amendment to Loan and Security Agreement.  The Loan and Security Agreement shall be amended by deleting in its entirety clause (k) of the definition of “Permitted Liens” in Section 13.1 of the Loan and Security Agreement and replacing it as follows:

“(k)pledges and deposits securing liability for reimbursement or indemnification obligations in respect of letters of credit or bank guarantees for the benefit of landlords; provided, that at no such time shall the aggregate amount of all such pledges and deposits exceed One Million Dollars ($1,000,000.00);”.

SECTION 2.References to and Effect on Loan and Security Agreement.  Except as specifically set forth herein, this Amendment shall not modify or in any way affect any of the provisions of the Loan and Security Agreement, which shall remain in full force and effect and is hereby ratified and confirmed in all respects.  On and after the Effective Date all references in the Loan and Security Agreement to “this Agreement,” “hereto,” “hereof,” “hereunder,” or words of like import shall mean the Loan and Security Agreement as amended by this Amendment.

SECTION 3.Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflict of laws thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

NOVOCURE LIMITED,
as Borrower

By:/s/ Wilco Groenhuysen
Name:Wilco Groenhuysen
Title:Chief Financial Officer

[Signature Page to First Amendment to Loan and Security Agreement]

ACCEPTED AND AGREED
as of the date first above written:

BIOPHARMA SECURED INVESTMENTS III HOLDINGS CAYMAN LP,

as Lender

By: Pharmakon Advisors, LP,

its Investment Manager

By: Pharmakon Management I, LLC,

its General Partner

By:/s/ Pedro Gonzalez de Cosio
Name:Pedro Gonzalez de Cosio
Title:Managing Member

[Signature Page to First Amendment to Loan and Security Agreement]